DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2015
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

In April 2013, we sold the VLCC Mayfair for scrap for net proceeds of $16.9 million. We recorded an impairment loss of $5.3 million in the first quarter of 2013 with respect to this vessel and there was no gain or loss on its sale. We recorded a gain of $0.2 million in 2013 from the sale of equipment for cash proceeds of $0.2 million.

Net loss from discontinued operations in 2014 comprised primarily of legal fees incurred in connection with claims for unpaid charter hire and damages following early termination of charters.

Amounts recorded with respect to discontinued operations in 2015, 2014 and 2013 are as follows:

(in thousands of $)	2015	2014	2013
Operating revenues	—	—	(226)
Net gain on sale of assets	—	—	254
Impairment loss on vessels	—	—	(5,342)
Net loss	—	(258)	(7,433)